                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              REPUBLIC BANCORP INC.
                            REPUBLIC CAPITAL TRUST I
       (Exact names of the co-registrants as specified in their charters)

                Michigan                                38-2604669
                Delaware                               [Applied for]
      (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)                Identification No.)

                  1070 East Main Street, Owosso, Michigan 48867

                                 (989) 725-7337
(Address, including zip code, and telephone number, including area code, of the co-registrants' principal executive offices)

If this Form relates to the               If this form relates to the
registration of a class of                registration of a class of
securities pursuant to Section            securities pursuant to Section 12(g)
12(b) of the Exchange Act and is          of the Exchange and is effective
effective pursuant to General             pursuant to General Instruction A.(d),
Instruction  A.(c), please check          please check the following box. [X]
the following box. [_]


Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                       Name of each exchange on which
 to be so registered                       each class is to be registered
 -------------------                       ------------------------------
       None.                                          None.

Securities to be registered pursuant to Section 12(g) of the Act:

__% Cumulative Trust Preferred Securities of Republic Capital Trust I (and the guarantee of Republic Bancorp Inc. with respect thereto)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     For the full description of Republic Capital Trust I's ____% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") and Republic Bancorp Inc.'s guarantee (the "Guarantee") being registered hereby, reference is made to the information contained under the captions "Description of the Preferred Securities," "Description of the Debentures," and "Description of the Guarantee" in the final prospectus to be filed by the registrants pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which prospectus shall be deemed to be incorporated by reference into this registration statement on Form 8-A. The prospectus forms a part of the Registration Statement on Form S-3 (Registration No. 333-70062 and Registration No. 333-70062-01) filed by Republic Bancorp Inc. and Republic Capital Trust I with the Securities and Exchange Commission on September 24, 2001 and September 26, 2001, respectively, under the Securities Act (the "Registration Statement").

Item 2.  Exhibits.

     The following exhibits are filed as part of this registration statement on Form 8-A:

          Exhibit Number            Description
          --------------            -----------
               2.1                  Form of Indenture by and between Republic Bancorp Inc. and Wilmington Trust
                                    Company (incorporated by reference to Exhibit (4)(e) of the Registration
                                    Statement).

               2.2                  Form of Subordinated Debenture (incorporated by reference to Exhibit (4)(f) of the Registration Statement which is included as an exhibit to Exhibit (4)(e)
                                    of the Registration Statement).

               2.3                  Certificate of Trust (incorporated by reference to Exhibit (4)(g) of the
                                    Registration Statement).

               2.4                  Trust Agreement (incorporated by reference to Exhibit (4)(h) of the
                                    Registration Statement).

          Exhibit Number            Description
          --------------            -----------
               2.5                  Form of Amended and Restated Trust Agreement (incorporated by reference to
                                    Exhibit (4)(i) of the Registration Statement).

               2.6                  Form of Trust Preferred Securities Certificate (incorporated by reference to Exhibit (4)(j) of the Registration Statement which is included as an exhibit to Exhibit(4)(i) of the Registration Statement).

               2.7                  Form of Agreement of Expense and Liabilities (incorporated by reference to
                                    Exhibit (4)(k) of the Registration Statement).

               2.8                  Form of Trust Preferred Securities Guarantee Agreement (incorporated by reference to Exhibit (4)(l) of the Registration Statement).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    Republic Bancorp Inc.

Date: October 5, 2001                      By: /s/ Dana M. Cluckey
                                               -----------------------------
                                                Name:    Dana M. Cluckey
                                                Title:   President and
                                                         Chief Executive Officer

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     REPUBLIC CAPITAL TRUST I



Date: October 5, 2001                      By: /s/ Dana M. Cluckey
                                               -----------------------------
                                                Name:    Dana M. Cluckey
                                                Its:     Trustee


Date: October 5, 2001                      By: /s/ Thomas F. Menacher
                                               -----------------------------
                                                Name:    Thomas F. Menacher
                                                Its:     Trustee


Date: October 5, 2001                      By: /s/ Travis Jones
                                               -----------------------------
                                                Name:    Travis Jones
                                                Its:     Trustee